Exhibit 24a2


                                POWER OF ATTORNEY


         The undersigned, acting in the capacity or capacities with respect to Fortune Brands, Inc. stated with their respective names below, hereby constitute and appoint MARK A. ROCHE, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below (a) the Registration Statement on Form S-8 of the Fortune Brands, Inc. 2002 Non-Employee Director Stock Option Plan, (b) Post-Effective Amendment No. 2 to the Registration Statement on Form S-8 of the Fortune Brands, Inc. 1999 Long-Term Incentive Plan, (c) Post-Effective Amendment No. 2 to the Registration Statement on Form S-8 of the Fortune Brands Retirement Savings Plan, and (d) any and all amendments and supplements thereto:



               Signature                                   Title                                Date
         /s/ Norman H. Wesley                 Chairman of the Board and Chief               April 30, 2002
   ---------------------------------      Executive Officer (principal executive
           Norman H. Wesley                       officer) and Director


         /s/ Craig P. Omtvedt                 Senior Vice President and Chief               April 30, 2002
 -----------------------------------                 Financial Officer
           Craig P. Omtvedt                   (principal financial officer)


       /s/ Nadine A. Heidrich             Vice President and Corporate Controller           April 30, 2002
  ---------------------------------            (principal accounting officer)
          Nadine A. Heidrich

       /s/ Patricia O. Ewers                             Director                           April 30, 2002
 ------------------------------------
          Patricia O. Ewers

        /s/ Thomas C. Hays                               Director                           April 30, 2002
  ----------------------------------
            Thomas C. Hays


      /s/ John W. Johnstone, Jr.                         Director                           April 30, 2002
  ---------------------------------
        John W. Johnstone, Jr.

        /s/ Gordon R. Lohman                             Director                           April 30, 2002
   --------------------------------
           Gordon R. Lohman

     /s/ Charles H. Pistor, Jr.                          Director                           April 30, 2002
 -----------------------------------
        Charles H. Pistor, Jr.

        /s/ Eugene A. Renna                              Director                           April 30, 2002
  ----------------------------------
           Eugene A. Renna

      /s/ Anne M. Tatlock                                Director                           April 30, 2002
  ----------------------------------
           Anne M. Tatlock

        /s/ David M. Thomas                              Director                           April 30, 2002
  ---------------------------------
           David M. Thomas

        /s/ Peter M. Wilson                              Director                           April 30, 2002
 -----------------------------------
           Peter M. Wilson

